UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Citi Trends, Inc. (the “Company”) held its 2021 annual meeting of stockholders on June 2, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon recommendation of the Board of Directors of the Company, approved and adopted the Citi Trends, Inc. 2021 Incentive Plan (the “2021 Incentive Plan”). A total of 200,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2021 Incentive Plan, plus the number of shares remaining available for grant under the Company’s 2011 Incentive Plan as of June 2, 2021 (not to exceed 585,000).

A summary of the 2021 Incentive Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 16, 2021 (the “2021 Proxy Statement”), and is incorporated herein by reference. The information included herein relating to the 2021 Incentive Plan is qualified in its entirety by reference to the actual terms of the 2021 Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting (1) elected seven director nominees whose terms will expire at the 2022 annual meeting of stockholders, (2) adopted, on a non-binding, advisory basis, the resolution approving the compensation of the Company’s named executive officers as set forth in the proxy statement, (3) approved the Citi Trends, Inc. 2021 Incentive Plan, and (4) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022.

The voting results were as follows:

(1) The election of seven directors:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Votes
Brian P. Carney	6,019,690	1,393,014	455	899,435
Jonathan Duskin	6,179,633	1,233,072	454	899,435
Laurens M. Goff	6,217,598	1,195,107	454	899,435
Margaret L. Jenkins	6,879,810	532,895	454	899,435
David N. Makuen	7,364,343	48,362	454	899,435
Peter R. Sachse	7,362,724	49,981	454	899,435
Kenneth D. Seipel	6,026,841	1,385,864	454	899,435

(2) A proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement:

For	Against	Abstain	Broker Non-Votes
7,321,594	80,321	11,244	899,435

(3) A proposal to approve the Citi Trends, Inc. 2021 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
7,259,577	152,525	1,057	899,435

(4)  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022:

For	Against	Abstain	Broker Non-Votes
8,276,152	35,851	591	0

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Citi Trends, Inc. 2021 Incentive Plan, incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: June 4, 2021
	By:	/s/ David N. Makuen
	Name:	David N. Makuen
	Title:	Chief Executive Officer